MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account

Supplement Dated December 15, 2025

to the

Prospectus and Updating Summary Prospectus (Dated May 1, 2025)

and

Summary Prospectus for New Investors (Dated June 1, 2025)

for

Individual Flexible Premium Deferred Variable Annuity Certificate

This Supplement provides information regarding the individual flexible premium deferred variable annuity certificate ("Certificate") prospectus, summary prospectus for new investors and updating summary prospectus. Please read this Supplement carefully and retain it with your Certificate prospectuses for future reference.

The following changes relate to “APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CERTIFICATE”, found at pages A-1 - A-14 in the prospectus and “APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CERTIFICATE”, found at pages A-1 - A-14 in the updating summary prospectus and the summary prospectus for new investors.

Effective December 31, 2025 (the “Effective Date”), the BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio will change its name from “Opportunistic Small Cap Portfolio” to “Small Cap Portfolio.” On the Effective Date, the existing entry for BNY Mellon – BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio – Initial Share Class is deleted and replaced with the following:

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Capital growth	BNY Mellon BNY Mellon Variable Investment Fund: Small Cap Portfolio – Initial Share Class Adviser: BNY Mellon Investment Advisor, Inc. Sub-Adviser: Newton Investment Management North America, LLC	0.74%*	4.62%	5.89%	6.47%

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If you have any questions regarding this Supplement, please contact your registered representative or our Variable Product Administrative Center toll free at 1-866-628-6776.